UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
April 27, 2015

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished under Item 2.02 – “Results of Operations and Financial Condition” and such information, including the exhibit attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On April 27, 2015, Merchants Bancshares, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2015. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events

On April 27, 2015, Merchants Bancshares, Inc. announced the proposed acquisition of NUVO Bank & Trust Company (“NUVO”), headquartered in Springfield, Massachusetts, pursuant to an Agreement and Plan of Merger dated as of April 27, 2015 (the “Agreement”). Completion of the transaction is expected in the fourth quarter of 2015, subject to satisfaction of customary closing conditions, including the approval of NUVO’s shareholders and receipt of required regulatory approvals. Additional information about the proposed transaction, including a copy of the Agreement, is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2015.

Information About Pending Transaction

This communication does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

The proposed transaction will be submitted to the shareholders of NUVO for their consideration at a special meeting later this year. Merchants will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a proxy statement of NUVO, which will also constitute a prospectus of Merchants. Investors and security holders are urged to read the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information about the merger and the parties to the transaction. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Merchants with the SEC at the SEC’s website at www.sec.gov. You will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Merchants on its website, at www.mbvt.com.

Copies of the proxy statement/prospectus can be obtained without charge, when available, by directing a request to Merchants Bancshares, Inc., 275 Kennedy Drive, P.O. Box 1009, South Burlington, VT 05402, or to NUVO Bank & Trust Company, 1500 Main Street, P.O. Box 15209, Springfield, Massachusetts 01115-5209.

Participants in the Transaction

Merchants Bancshares, Inc., Merchants Bank, NUVO Bank & Trust Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of NUVO in connection with the merger. Information about the directors and executive officers of NUVO and their ownership of NUVO common stock and other securities, and the interests of such participants, may be obtained by reading the proxy statement/prospectus when it becomes available.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press Release dated April 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

By:	/s/ Thomas J. Meshako
Name:	Thomas J. Meshako
Title:	Chief Financial Officer and Treasurer Principal Accounting Officer

Date: April 27, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 27, 2015